SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 20, 1995


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


         65 Locust Avenue, New Canaan, Connecticut 06840
        (Address of principal executive offices) (zip code)

                         (203) 972-1471
       (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

     On November 20, 1995, Smith Corona Corporation ("Smith Corona") issued a press release announcing that it has terminated the agreement reached on October 24 to sell its business to a group led by Southport, CT-based Empire Capital Corporation. Smith Corona said the action was taken because Empire did not fulfill certain contractual requirements necessary for the transaction to be completed. Discussions with other parties which have expressed interest in acquiring Smith Corona will continue. Smith Corona filed under Chapter 11 on July 5, 1995.

     A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: December 4, 1995         SMITH CORONA CORPORATION



                              By: /S/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President,
                                  Chief Financial Officer and
                                  Treasurer (Principal Financial
                                  Officer)

                              By: /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Controller (Principal
                                   Accounting Officer)

                     INDEX TO EXHIBITS


Exhibit No.                                  Description
-----------                                  -----------

  99.1                                      News Release